UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 23, 2013

UPLIFT NUTRITION, INC.

(Exact name of registrant as specified in its charter)

                           Nevada

000-52890

           20-4669109

(State or other jurisdiction

 (Commission

  (IRS Employer

      of incorporation)

   File Number)

Identification No.)

2681 East Parleys Way, Suite 204

Salt Lake City, Utah 84109

(Address of principal executive offices)

www.upliftnutritioninc.com

Registrant's telephone number, including area code: (801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

FORM 8-K

Section 4 – Matters Related to Accountants and Financial Statements

Item  4.01   Changes in Registrant’s Certifying Accountant.

(a)

On December 23, 2013, Uplift Nutrition, Inc. (the “Company”) dismissed the firm of Morrill & Associates, LLC, Certified Public Accountants (“Morrill & Associates”), as the Company’s independent certifying accountants pursuant to the unanimous consent of the Board of Directors.

With the exception of the inclusion of a modification as to the Company’s ability to continue as a going concern, none of the reports of Morrill & Associates on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim periods through the date of dismissal, (i) there were no disagreements with Morrill & Associates, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Morrill & Associates’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any reports it would have issued, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Morrill & Associates with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Morrill & Associates as required by Item 304(a)(3) of Regulation S-K.

(b)

On December 23, 2013, we engaged Sadler, Gibb & Associates, LLC (“Sadler, Gibb”), as our new independent certifying accountants to audit the Company’s financial statements.  Sadler, Gibb will also perform a review of our unaudited consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q.

During each of the two most recent fiscal years and the interim periods through the date of this report, (a) we have not engaged Sadler, Gibb as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult Sadler, Gibb with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Section 8-Other Events

Item  8.01   Other Events.

The company has entered into an arrangement to distribute its products. The company has created the website for sale of its products www.upliftnutrioninc.com.

Notes about Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

16.1

Letter from Morrill & Associates, LLC., dated December 23, 2013, regarding its concurrence or disagreement with the statements made by Uplift Nutrition, Inc. in this current report Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uplift Nutrition, Inc.

Date:  December 26, 2013

By:     S/ GARY C. LEWIS

Gary C. Lewis, President

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